EXHIBIT 10.2

            FORM OF SUBSCRIPTION DATED AS OF APRIL 28, 2005 BETWEEN
              WESCORP ENERGY INC. AND THE PURCHASER NAMED THEREIN

                             SUBSCRIPTION AGREEMENT

                      (FOR PURCHASERS RESIDENT IN ALBERTA)



TO:          WESCORP ENERGY INC.

AND TO:      BRYAN & COMPANY, BARRISTERS AND SOLICITORS
             2600, 10180 - 101 Street
             Edmonton, AB T5J 3Y2
             ATTENTION:  TIMOTHY J. SEBASTIAN

                    PURCHASE OF UNITS OF WESCORP ENERGY INC.

Subject to the terms and conditions contained in this subscription agreement, including the terms and conditions set forth in Schedule "A" hereto, we, the undersigned, hereby irrevocably subscribe for and agree to purchase that number of units (the "UNITS") of Wescorp Energy Inc. (the "CORPORATION") in the amount set forth below at a price of US$0.87 per Unit (the "OFFERING PRICE").

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

----------------------------------------------------------
(NAME OF SUBSCRIBER - PLEASE PRINT)                          -----------------------------------------------------
                                                             NUMBER OF UNITS PURCHASED
BY:
   -------------------------------------------------------
      (AUTHORIZED SIGNATURE)
                                                              ----------------------------------------------------
                                                             AGGREGATE SUBSCRIPTION PRICE
----------------------------------------------------------
(OFFICIAL CAPACITY OR TITLE - PLEASE PRINT)


----------------------------------------------------------   -----------------------------------------------------
(PLEASE PINT NAME OF INDIVIDUAL WHOSE SIGNATURE APPEARS      NUMBER OF SECURITIES OF THE CORPORATION HELD PRIOR TO
ABOVE IF DIFFERENT THAN THE NAME OF THE SUBSCRIBER PRINTED   PURCHASE OF THE UNITS
ABOVE.)


REGISTER PURCHASED SECURITIES AS SET FORTH BELOW:             DELIVER THE PURCHASE SECURITIES AS SET FORTH BELOW:


----------------------------------------------------------   -----------------------------------------------------
(NAME)                                                       (NAME)


----------------------------------------------------------
(ACCOUNT REFERENCE, IF APPLICABLE)                           -----------------------------------------------------
                                                             (ACCOUNT REFERENCE, IF APPLICABLE)

----------------------------------------------------------
(SUBSCRIBER'S ADDRESS)
                                                             -----------------------------------------------------
----------------------------------------------------------   (CONTACT NAME)

----------------------------------------------------------
(TELEPHONE NUMBER)                                           -----------------------------------------------------
                                                             (ADDRESS)

----------------------------------------------------------
(FAX NUMBER)
                                                             -----------------------------------------------------
----------------------------------------------------------   (TELEPHONE NUMBER)
(EMAIL ADDRESS)

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

ALL DOLLAR AMOUNTS REFERRED TO IN THIS AGREEMENT ARE IN US DOLLARS.

THESE SECURITIES ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED IN RULE 144 UNDER THE UNITED STATES SECURITIES ACT OF 1933 OF 1933 (THE "U.S. SECURITIES ACT"). AS RESTRICTED SECURITIES, THEY MAY BE RESOLD ONLY IN ACCORDANCE WITH RULE 144 OR REGULATION S UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM THE U.S. SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED PURSUANT TO REGISTRATION UNDER THE U.S. SECURITIES ACT OR AN EXEMPTION FROM IT.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED, CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ACCEPTANCE: The Corporation hereby accepts the above subscription this 28th day of April, 2005.

                                   WESCORP ENERGY INC.


                                   Per:
                                       -----------------------------------------

                                  SCHEDULE "A"

                    TERMS AND CONDITIONS OF SUBSCRIPTION FOR

                          UNITS OF WESCORP ENERGY INC.



1.       DESCRIPTION OF UNITS

         Each Unit purchased hereunder is comprised of One (1) common share of the Corporation (the "Common Share(s)") and One (1) Common Share purchase warrant (the "Warrant(s)") each of which may be exercised at any time up to December 31, 2006 as follows:

         (a) if exercised on or before December 31, 2005 the holder of each Warrant shall be entitled to purchase one (1) Common Share for each Warrant held for $US1.00 per Common Share; and

         (b) thereafter until December 31, 2006 the holder of each Warrant shall be entitled to purchase one (1) Common Share for each Warrant held for US$2.00 per Common Share.

         The Common Shares and Warrants shall be referred to herein collectively as the "Purchased Securities".

2.       ACKNOWLEDGEMENTS RE: HOLD PERIODS AND RESALE RESTRICTIONS

         We understand and acknowledge the following:

         (a) the Purchased Securities comprising the Units and the Common Shares issuable upon the exercise of the Warrants (the "Warrant Shares") are subject to statutory hold periods and resale restrictions both in Canada and the United States;

         (b) we have been advised to consult our own legal advisers in connection with any applicable statutory hold periods and resale restrictions both in Canada and in the United States, relating to the Purchased Securities and Warrant Shares and no representation has been made by the Corporation or its representatives respecting the applicable statutory hold period or resale restrictions;

         (c) we are solely responsible (and the Corporation is not in any way responsible) for compliance with applicable hold periods and resale restrictions, including without limitation the filing of any documentation and, if applicable, the payment of any fees with any applicable securities regulatory authority, and that we, and (if applicable) others on whose behalf we are contracting hereunder, are aware that we, and (if applicable) such others, may not be able to resell the Purchased Securities or Warrant Shares except in accordance with limited exceptions under applicable securities legislation and regulatory policy and we and, if applicable, others on whose behalf we are contracting hereunder, will not sell, resell or otherwise transfer the Purchased Securities and Warrant Shares except in compliance with applicable laws; and

         (d) we, on our own behalf and (if applicable) on behalf of others for whom we are contracting hereunder, specifically agree that we will not offer, sell, pledge or otherwise transfer the Purchased Securities or the Warrant Shares except: (i) to the Corporation; (ii) outside the United States in compliance with Rules 903 or 904 of Regulation S under the "U.S. Securities Act" and in compliance with applicable state, local and provincial laws and regulations; or (iii) inside the United States in a transaction, (A) made in compliance with an exemption from registration under the U.S. Securities Act provided by Rule 144 or Rule 144A thereunder, if available, and any applicable state securities laws of the United States or (B) in a transaction exempt from registration requirements under the U.S. Securities Act and any applicable state securities laws of the United States; we understand that the Purchased Securities and the Warrant Shares will bear a legend to the foregoing effect and that prior to any transfer pursuant to the foregoing clauses (ii) and (iii), the Corporation may require that the seller furnish the Corporation and the Corporation's transfer agent with an opinion of counsel of recognized standing, in substance and form satisfactory to the Corporation, that such transfer is exempt from registration under the U.S. Securities Act and any applicable state securities  laws;  we  understand  and  acknowledge  that  the certificates for the Purchased Securities or the Warrant Shares any certificates issued in replacement thereof or exchange therefore, shall have endorsed thereon a legend reflecting such restrictions on transfer; we understand and acknowledge that the Corporation is not obligated to file and has no present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator or commission any registration statement in respect of resales of the Purchased Securities or the Warrant Shares in the United States; and further, we covenant that all offering materials and documents used in connection with offers and sales of the Purchased Securities and Warrant Shares before the expiration of the Restricted Period (defined below in paragraph 9(c) must state that: (i) the securities have now been registered under the U.S. Securities Act and may not be offered or sold in the United
                  States or to a U.S. person unless such securities are registered under the U.S. Securities Act or an exemption from the registration requirements of the U.S. Securities Act is available, and that (ii) hedging transactions involving the securities may not be conducted unless they comply with the U.S. Securities Act.

3.       DELIVERY AND PAYMENT

         We agree that we shall accept the Units subscribed for hereunder in repayment of the debt in the amount of US$1,924,681.18 currently owed to us by the Corporation, and we specifically acknowledge and agree that upon the issuance of the Units as provided for hereunder, the full amount of the foregoing debt will be fully satisfied.

         We agree that the following must be delivered to the Corporation c/o Bryan & Company, Barristers and Solicitors, 2600 Manulife Place, 10180
         - 101 Street, Edmonton, Alberta T5J 3Y2, Attention: Timothy J. Sebastian, or by fax at (780) 428-6324, not later than 10:00 a.m. (Edmonton time) on or before the Closing Date:

         (a) one completed and duly signed copy of this subscription agreement together with, as applicable, the relevant exemption certification completed in the forms attached hereto as Schedule "B";

         (b) such other documents as may be required pursuant to terms of this subscription agreement; and

         (c) all other documentation as may be required by applicable securities legislation.

4.       CLOSING

         Delivery of and payment for the Units (the "Closing") will be completed at the offices of Bryan & Company, 2600 Manulife Place, 10180 - 101 Street, Edmonton, Alberta T5J 3Y2, at 10:00 a.m. (Edmonton time) (the "Time of Closing") on February 15, 2005 or such earlier or later date or time as may be determined by the Corporation (the "Closing Date").

         This subscription is subject to acceptance by the Corporation, as described below. Unless other arrangements have been made with the Corporation, certificates endorsed by the Corporation representing that the Purchased Securities will be available for delivery to us in Edmonton, Alberta, at the Time of Closing against payment of the Aggregate Purchase Price for the Units. If we choose not to attend the Closing to receive the certificates, then the Corporation will deliver such certificates to us at the address set out for delivery on page 2 of this subscription agreement promptly after the Closing.

5.       ACCEPTANCE OF SUBSCRIPTION

         This subscription may be accepted in whole or in part and the right is reserved to the Corporation to allot to any subscriber less than the amount of the Units subscribed for. Confirmation of acceptance or rejection of this subscription will be forwarded to us promptly after the acceptance or rejection of this subscription by the Corporation. If this subscription is rejected in whole, we understand that any certified cheques or bank drafts delivered by us to the Corporation representing the purchase price for the Units will be promptly returned to us without interest. If this subscription is accepted only in part, we understand that a cheque representing the portion of the purchase price for that portion of our subscription for the Units which is not accepted will be promptly delivered to us, without interest.

6.       ACKNOWLEDGEMENTS RE: PROSPECTUS EXEMPTIONS, ETC.

         We acknowledge and agree that the sale of the Units to us, or (if applicable) to such others, is conditional upon, among other things:

         (a) such sale being exempt from the prospectus filing requirements and the requirements for the delivery of an offering memorandum (as defined in any applicable Canadian securities legislation) of all applicable securities legislation relating to such sale or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum; and

         (b)      the Corporation obtaining any necessary regulatory approvals.

         We also acknowledge and agree, that:

         (a) we have not received, requested or been provided with, nor have any need to receive, a prospectus, offering memorandum (as defined in any applicable Canadian securities legislation) or similar disclosure document relating to the offering of the Units and/or the business and affairs of the Corporation and that the decision to enter into this subscription agreement and purchase of the Units has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or any officer, director, employee or agent of the Corporation and that such decision is based entirely upon information set out in this subscription agreement and currently available public information concerning the Corporation;

         (b) there has not been any advertisement of the offering of the Units in printed public media, radio, television or telecommunications, including electronic display such as the Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

         (c) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Purchased Securities or the Warrant Shares;

         (d) no prospectus has been filed by the Corporation with a securities commission or other securities regulatory authority in any province of Canada or any other jurisdiction in connection with the issuance of the Purchased Securities or the Warrant Shares and such issuances are exempt from the prospectus requirements otherwise applicable under the provisions of Canadian securities laws and, as a result, in connection with our purchase of the Purchased Securities or the Warrant Shares hereunder:

                  (i) we are restricted from using most of the civil remedies available under Canadian securities laws;

                  (ii) we will not receive information that would otherwise be required to be provided to us under applicable securities laws or contained in a prospectus prepared in accordance with applicable securities laws; and

                  (iii)  the Corporation  is relieved  from certain  obligations
                         that  would  otherwise  apply  under  such   applicable
                         securities laws;

         (e) the Units are being offered for sale only on a "private placement" basis; and

         (f) Bryan & Company is acting as counsel to the Corporation pursuant to the offering and is not acting as counsel to the purchasers of the Units.

         We acknowledge that the Corporation may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and we consent to the disclosure of any such information relating to our subscription hereunder as required for the Corporation to properly comply with all regulatory and legislative requirements.

         We understand and acknowledge that: (i) none of the Purchased Securities or the Warrant Shares have been or will be registered under the United States SECURITIES ACT OF 1933, as amended (the "U.S. Securities Act") nor any applicable state securities laws and may not be offered or sold or re-offered or resold, directly or indirectly, in the United States or to any U.S. person (as defined in Regulation S under the U.S. Securities Act, a "U.S. Person"), unless such securities have been registered under the U.S. Securities Act and any applicable state securities laws, or are otherwise exempt from such registration; and (ii) certificates representing the Common Shares issuable upon the conversion of the Purchased Securities and the Warrant Shares and shall bear a legend to such effect.

7.       CONDITIONS ON CLOSING

         We acknowledge and agree that, as the offering of the Units will not be qualified by a prospectus, the offering is subject to the condition that we execute and return to the Corporation, as applicable, all relevant documentation required by this subscription agreement, applicable securities legislation, regulations, rules and policies and applicable stock exchange rules.

         We agree to: (i) provide the Corporation with such information and documents, including certificates, statutory declarations and undertakings, as the Corporation may reasonably require from time to time to comply with any filing or other requirements under applicable securities legislation, regulations, rules and policies and applicable stock exchange rules; and (ii) comply with the provisions of any applicable securities legislation, regulations, rules and policies and applicable stock exchange rules concerning any resale of the Purchased Securities or the Warrant Shares.

8.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         We represent, warrant and covenant to and with the Corporation (and acknowledge that the Corporation is relying thereon) as follows:

         (a) JURISDICTION OF RESIDENCE - we, and any person on whose behalf we are contracting, are resident or otherwise subject to the applicable securities legislation in the jurisdiction set out under "Subscriber's Address" on page 1 of this subscription agreement, and the purchase by and sale to us (and any person on whose behalf we are contracting), of the Units has occurred only in such jurisdiction. The address set out under "Subscriber's Address" on page 1 was not created and is not used solely for the purpose of acquiring the Units and we, and any person on whose behalf we are contracting, were solicited to purchase in such jurisdiction and are acquiring the Units for our own account, or for the account of a person over which we exercise sole investment discretion, and as to which the we have the authority to make the statements set forth in this subscription agreement. We, and any person on whose behalf we are contracting, have not been formed solely for the purpose of entering into the transactions contemplated by this subscription agreement;

         (b) PROSPECTUS EXEMPT PURCHASER (Canadian Purchasers) - we make the representations, warranties and covenants set out below and in Schedules "B" to this subscription agreement, as applicable, with the Corporation and we may avail ourselves of one or more of the categories of prospectus exemptions contemplated therein (PLEASE CHECK ONE OF THE BOXES BELOW AND COMPLETE THE APPROPRIATE CERTIFICATE IN SCHEDULES "B" ATTACHED HERETO, AS IS APPROPRIATE):

                 [ ] ACCREDITED INVESTOR AND FAMILY, FRIENDS AND BUSINESS ASSOCIATES EXEMPTIONS (ALBERTA) We are resident in Alberta and are purchasing as principal, or either:

                      (i) An "accredited investor" within the meaning set out in Multilateral Instrument 45-103, by virtue of falling within one of the categories of "accredited investor" set forth in Appendix 1 to Schedule "B" attached hereto (PLEASE COMPLETE THE CERTIFICATE SET OUT IN SCHEDULE "B" ATTACHED HERETO); or

                 [ ]  (ii)    An  individual  which  falls  within  the  family,
                              friend or business associate definition as set out
                              in Multilateral  Instrument  45-103,  by virtue of
                              falling  within one of the categories as set forth
                              in  Appendix 2 to  Schedule  "B"  attached  hereto
                              (PLEASE   COMPLETE  THE  CERTIFICATE  SET  OUT  IN
                              SCHEDULE "B" ATTACHED HERETO); or

         (c) OFFSHORE TRANSACTION - we represent and warrant to the Corporation that (i) we are not a "U.S. person" as that term is defined in Rule 902(c) of Regulation S; (ii) at the time of execution of this agreement, we were outside the United States and no offer of the Units was made to us within the United States; (iii) we purchased the Units for our own account and not on behalf of any U.S. person, and the sale of the Units has not been prearranged with any buyer in the United States; and (iv) we are not a distributor as defined in Regulation S. We will not, before the expiration of one year from the Closing (the "Restricted Period"), offer or sell the Units to U.S. persons or for the account or benefit of U.S. persons and will offer and sell the Purchased Securities or the Warrant Shares only in compliance with the provisions of Regulation S or a valid and effective registration statement covering the Units of the Common Shares.

         (d) LEGEND - upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act, applicable state securities laws, or Canadian securities laws the certificates representing the Purchased Securities or the Warrant Shares and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend in substantially the form set forth below:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY (A) TO THE CORPORATION; (B) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT; (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS; (D) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144 OR (E) PURSUANT TO ANY OTHER AVAILABLE

                  EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT."

                  "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE LATTER OF [(I)THE DISTRIBUTION DATE]; AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE PROVINCE OR TERRITORY."

                  provided, that if the Purchased Securities or the Warrant Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act, the seller shall provide the Corporation with a declaration in the form attached hereto as Schedule "C";

         (e) INVESTMENT INTENT - we are acquiring the Units for our own account (or a trust account if the subscriber is a trustee) and not as a nominee. We understand that the purchase of the Units involves a high degree of risk and that we must bear the economic risk of this investment indefinitely unless sale of the Units is registered pursuant to the U.S. Securities Act, or an exemption from registration for their sale is available. We understand that, in the view of the United States Securities and Exchange Commission, the statutory basis for the exemption claimed for this transaction would not be present if the offering of the Units, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. We are acquiring the Units for investment purposes and have no present intention to sell the Purchased Securities and Warrant Shares in the United States, to a U.S. Person or for the account or benefit of a U.S. Person. We covenant that neither we, nor our affiliates, nor any person acting on our or their behalf has the intention of entering or will enter during the Restricted Period, into any put option, short position or other similar instrument or position or any other hedging transactions or arrangements with respect to the Company's common stock, and neither we, nor any of our affiliates, nor any person acting on our or their behalf will use at any time Purchased Securities and Warrant Shares acquired pursuant to this agreement to settle any put option, short position or other similar instrument or position or any other hedging transaction or arrangement that may have been entered into before the execution of this agreement or during the Restricted Period.

         (f) GENERAL SOLICITATION IN THE U.S. - we, on our own behalf and (if applicable) on behalf of others for whom we are contracting hereunder, acknowledge that we have not purchased the Units as a result of any general solicitation or general advertising, as such terms are used in Regulation D under the U.S. Securities Act, including without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

         (g) NO SALE IN VIOLATION OF THE SECURITIES LAWS - we covenant that we will not knowingly sell, transfer or otherwise dispose of the Purchased Securities and Warrant Shares in violation of the U.S. Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission. We will only offer and sell the Purchased Securities and Warrant Shares pursuant to an effective registration statement under the U.S. Securities Act or an exemption from the registration provisions of the U.S. Securities Act or outside the United States in accordance with applicable securities laws.

         (h) RESALE RESTRICTIONS - we have been independently advised as to, and are aware of the restrictions with respect to trading in the Purchased Securities and Warrant Shares pursuant to the applicable securities laws and any applicable stock exchanges;

         (i) DUE EXECUTION AND DELIVERY - we are responsible for obtaining such legal advice as we consider necessary in connection with the execution, delivery and performance by us of this agreement and

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                  the  transactions  contemplated  herein  and we represent  and warrant that such execution, delivery and performance shall not contravene any applicable laws of the jurisdiction in which we are resident;

         (j) INDEPENDENT TAX ADVICE - we are solely responsible for obtaining such advice concerning the tax consequences of our investment in the Units and we are not relying on the Corporation for advice concerning such tax consequences;

         (k) CAPACITY - if we and, if applicable, any person on whose behalf we are contracting (i) are an individual, we have attained the age of majority and are legally competent to execute this subscription agreement and to perform all actions required pursuant hereto; or (ii) are a corporation, partnership, unincorporated association or other entity, we, as the case may be, have the legal capacity and competence to enter into and be bound by this subscription agreement and we further certify that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

         (l) AUTHORITY - the entering into of this subscription agreement and the completion of the transactions contemplated herein will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, us or any purchaser on whose behalf we are contracting or of any agreement, written or oral, to which we are or such other purchaser is a party or by which we or such other purchaser are bound;

         (m) ENFORCEABILITY - this subscription agreement has been duly and validly authorized, executed and delivered by us and, upon acceptance by the Corporation this subscription agreement will constitute a legal, valid and binding contract of ours, enforceable against us, in accordance with its terms;

         (n)      NO REPRESENTATION RE: RESALE,  REFUND, FUTURE PRICE OR LISTING
                  - no person has made any written or oral representation to us:

                  (i) that any person will resell or repurchase the Purchased Securities or the Warrant Shares;

                  (ii) that any person will refund the purchase price of the Purchased Securities or the Warrant Shares other than as may be provided in this subscription agreement or the Warrants; or

                  (iii) relating to the future price or value of the Purchased Securities or the Warrant Shares.

         (o) INVESTMENT EXPERIENCE - we have knowledge and experience with respect to investments of this type enabling us, to evaluate the merits and risks thereof and the capacity to obtain competent independent business, legal and tax advice regarding this investment;

         (p) INVESTMENT INTENT - we are subscribing for the Units as principal for our own account and not for the benefit of any other person (within the meaning of applicable securities legislation) and not with a view to resale or distribution of all or any of the Purchased Securities or the Warrant Shares, or in the case of a subscription for the Units, or the Warrants by us acting as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the we are duly authorized to execute and deliver this subscription agreement and all other necessary documentation in connection with such subscription on behalf of each such beneficial person, each of whom is subscribing as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of the Purchased Securities or the Warrant Shares;

         (q) SHARE OWNERSHIP - we own that number and type of securities of the Corporation set forth on page 1 of this subscription agreement; and


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


           We acknowledge that the foregoing representations and warranties are made by us with the intent that they may be relied upon in determining our eligibility and the eligibility of any person on whose behalf we are contracting, to purchase the Units under relevant securities legislation and we hereby agree, on our own behalf and on behalf of any person on whose behalf we are contracting, to indemnify the Corporation against all losses, claims, costs, expenses and damages and other liabilities which it may suffer or incur as the result of or arising from the reliance by the Corporation on any such representation or warranty. We further agree that by accepting the Purchased Securities and the Warrant Shares on the Closing Date we shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date, with the same force and effect as if they had been made by us on such date and that they will survive the purchase by us of the Units and will continue in full force and effect notwithstanding any subsequent disposition by the us of the Purchased Securities or the Warrant Shares.

9.       COMMISSIONS

         We acknowledge that the Corporation may pay cash commission, in accordance with all regulatory requirements, to agents for obtaining subscriptions in connection with the offering. The Corporation has not retained an agent for this offering.

10.      SURVIVAL

         This subscription agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Corporation and the undersigned for a period of three years from the Closing Date.

11.      GOVERNING LAW

         This agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. We, hereby irrevocably attorn to the jurisdiction of the courts of the Province of Alberta with respect to any matters arising out of this agreement.

12.      COSTS

         All costs and expenses incurred by us (including any fees and disbursements of any counsel retained by us) relating to the purchase by us of the Purchased Securities or the Warrant Shares shall be borne by us.

13.      ASSIGNMENT

         This agreement is not transferable or assignable, in whole or in part, by us or (if applicable) by others on whose behalf we are contracting hereunder.

14.      ENUREMENT

         This agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

16       ENTIRE AGREEMENT AND HEADINGS

         This agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not effect the meanings or interpretation hereof.


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


17.      TIME OF ESSENCE

         Time shall be of the essence of this agreement.

18.      COUNTERPARTS AND FACSIMILE DELIVERIES

         This agreement may be executed in one or more counterparts, each of which counterparts when executed shall constitute an original and all of which counterparts so executed shall constitute one and the same instrument. The Corporation shall be entitled to rely on delivery of a facsimile copy of this agreement, including the completed schedules attached hereto, and acceptance by the Corporation of any such facsimile copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof. Notwithstanding the foregoing, the undersigned shall deliver to the Corporation at the address specified in Section 3 hereof, an originally executed copy of this agreement, including the schedules attached hereto, within two business days of the Closing Date.
















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